UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 10, 2006

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

1733 Ocean Avenue Santa Monica, California (Address of principal executive offices)	90401 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 1.02 Termination of a Material Definitive Agreement
ITEM 9.01 Financial Statements And Exhibits

SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2006, Maguire Properties - 777 Tower, LLC (the “Borrower”), a wholly owned subsidiary of Maguire Properties, L.P, the operating partnership of Maguire Properties, Inc. (the “Company”), completed a $273.0 million, interest-only seven-year mortgage refinancing with Bank of America, N.A. (the “Lender”) for our property located at 777 South Figueroa Street, Los Angeles, California, more commonly known as “777 Tower”. The mortgage loan bears interest at a fixed rate of 5.844% and matures on November 1, 2013. The mortgage loan is secured by a deed of trust and certain other loan documents, including that certain loan agreement, dated as of October 10, 2006, by and between the Borrower and the Lender (the “Loan Agreement”) filed herewith as Exhibit 99.1 and incorporated herein by this reference.

The Loan Agreement requires only the payment of interest during the term of the loan and may not be repaid in whole or part at any time prior to six months before the maturity date (the “Lockout Period”) without penalty except under the following circumstances: during the six months prior to the maturity date, the Borrower may prepay without a prepayment fee with thirty days prior written notice to the Lender; or, the Borrower may voluntarily defease the loan , after the earlier of (i) two years from the startup day of a Real Estate Mortgage Investment Conduit Trust that holds the promissory note issued under the Loan Agreement, or (ii) May 1, 2010, provided that no event of default exists. The Borrowers’ right to voluntarily defease the loan is subject to the satisfaction of certain other conditions as set forth in the Loan Agreement.

On October 13, 2006, $104.0 million of the proceeds from our 777 Tower refinancing and $63.0 million of available cash on hand was used to repay the remaining $167.0 million outstanding on the Company’s $450.0 million five-year financing (the “Term Loan”).

Item 1.02	Termination of a Material Definitive Agreement.

On October 10, 2006, the Borrower repaid a $155.0 million secured mortgage loan with New York Life Insurance Company and Massachusetts Life Insurance Company, originally assumed with the purchase of the 777 Tower property on March 15, 2005. $115.0 million of the repaid loan bore interest at a fixed rate of 4.81% with an original maturity date of September 10, 2009. The remaining $40.0 million of the repaid loan bore interest at a variable rate of LIBOR + 0.90%, also with an original maturity date of September 10, 2009. The Company incurred a prepayment charge of $575,000 associated with the early repayment of this loan.

On October 13, 2006, the remaining $167.0 million outstanding balance of the Company’s Term Loan (as described above) was repaid. The Term Loan bore interest at a variable rate of LIBOR + 1.75% with an original maturity date of March 15, 2010.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this current report on Form 8-K.

Exhibit No.	Description

99.1	Loan Agreement, dated as of October 10, 2006, by Maguire Properties - 777 Tower, LLC and Bank of America, N.A.

99.2	Promissory Note, dated as of October 10, 2006, by Maguire Properties - 777 Tower, LLC and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Dallas E. Lucas
Dallas E. Lucas
Executive Vice President and
Chief Financial Officer

Dated: October 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Loan Agreement, dated as of October 10, 2006, by Maguire Properties - 777 Tower, LLC and Bank of America, N.A.

99.2	Promissory Note, dated as of October 10, 2006, by Maguire Properties - 777 Tower, LLC and Bank of America, N.A.